UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018
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FULL CIRCLE REGISTRY, INC.
(Exact Name of Registrant as Specified in its Charter)

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Nevada	333-51918	61-1363026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Full Circle Registry, Inc. 417 W. Peck Street Meridian, Idaho 83646
(Address of principal executive offices)

Registrant's telephone number:  (208) 803-1509

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 2.01- Completion of Acquisition or Disposition of Assets

On June 22, 2018 Full Circle Registry, a Nevada Corporation ["FLCR"] closed in escrow on a merger transaction in which it acquired, subject to certain conditions, all the outstanding common stock of Galaxy Next Generation, Inc. ["Galaxy"] through its wholly owned subsidiary, Galaxy MS, Inc. (GMS) a corporation formed under the laws of the State of Nevada. In accordance with the terms of the Merger Agreement between the parties, the Galaxy shareholders transferred all their outstanding shares of common stock to GMS in consideration for 6,079,218 shares of the Class C Preferred Stock of FLCR, subject to adjustment to equal 89% of all the outstanding voting stock of FLCR. FLCR is the surviving corporation in the merger, and Galaxy is a wholly owned subsidiary of FLCR.

Galaxy Next Generation, Inc. is a U.S. distributor of interactive learning technology hardware and software that allows the presenter and participant to engage in a fully collaborative instructional environment. Galaxies' products include Galaxy's own private-label interactive touch screen panel as well as numerous other national and international branded peripheral and communication devices. New technologies like Galaxy's own SAM series touchscreen panels and its partnered Vivi Smartbox are sold along with renowned brands such as Google Chromebooks, Microsoft Surface Tablets, Lenovo & Acer computers, Verizon Wi-Fi and more.

Galaxy's distribution channel consists of 22 plus resellers across the U.S. who primarily sell its product within the commercial and educational market. Galaxy does not control where the resellers focus their resale efforts, generally the K-12 education market is the largest customer base for Galaxy products - comprising nearly 90% of Galaxy's sales.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for FLCR's business and operations and involve a number of risks and uncertainties. FLCR's forward-looking statements in this report are made as of the date hereof and FLCR disclaims any duty to supplement, update or revise such statements on a going forward basis, whether as a result of subsequent developments, change, expectations or otherwise. In connection with the "safe harbour" provision of the Private Securities Litigation Reform Act of 1995 FLCR is identifying certain forward-looking information regarding, among other things, the merger of GALAXY into GMS, which is a wholly owned subsidiary of FLCR. Actual events or results may differ materially from those contained in these forward-looking statements. Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of FLCR to successfully complete the merger, to implementation of Galaxy's business plan; uncertainties relating to the ability to realize the expected benefits of the merger; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which GALAXY operates, and other risk factors as discussed in FLCR' s other filings made from time to time with the United StatesSecurities and Exchange Commission.

Item 9.01- Financial Statements and Exhibits

A.

Financial Statements for Business Acquired.  FLCR will file the financial statements required to be filed by this Item not later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

B.

Pro-Forma Financial Information.  FLCR will file the pro-forma financial statements required to be filed by this Item no later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

C.

Exhibit 10.1- Merger Agreement.  Incorporated by reference as filed with FLCR’ s current report on Form 8-K dated June 6, 2018.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FULL CIRCLE REGISTRY, INC.
Dated: June 22, 2018	By: /s/ J. Leigh Friedman
Name: J. Leigh Friedman
Title: President